UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 7, 2011 (April 1, 2011)
PEBBLEBROOK HOTEL TRUST
(Exact name of Registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation or Organization)	001-34571 (Commission File Number)	27-1055421 (I.R.S. Employer Identification No.)
2 Bethesda Metro Center, Suite 1530
Bethesda, MD 20814
(Address of principal executive offices) (Zip code)
(240) 507-1300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed from last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On April 1, 2011, Pebblebrook Hotel Trust (the “Company”) and its operating partnership, Pebblebrook Hotel, L.P., entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Raymond James & Associates Inc. and Wells Fargo Securities, LLC as the representatives of the several underwriters named on Schedule A therein, relating to the issuance and sale of 9,500,000 of the Company’s common shares of beneficial interest, $0.01 par value per share (the “Common Shares”), at a public offering price of $21.60 per share, less an underwriting discount of $0.864 per share (the “Common Shares Offering”). The Underwriting Agreement provided a 30-day overallotment option to the underwriters to purchase up to 1,425,000 additional Common Shares on the same terms. The underwriters exercised this option in full on April 5, 2011. The closing of the Common Shares Offering occurred on April 6, 2011.
     The 10,925,000 Common Shares issued and sold pursuant to the Underwriting Agreement have been registered on the Company’s shelf registration statement on Form S-3 (File No. 333-171469), which was declared effective by the Securities and Exchange Commission (the “SEC”) on January 11, 2011.
     The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to that exhibit. For a more detailed description of the Underwriting Agreement, see the disclosure under the caption “Underwriting” contained in the Company’s prospectus supplement, dated April 1, 2011, which has been filed with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which disclosure is hereby incorporated by reference.
     In connection with the filing of the Underwriting Agreement, the Company is filing as Exhibits 5.1 and 8.1 to this Current Report on Form 8-K opinions of its counsel, Venable LLP and Hunton & Williams LLP, respectively.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement dated April 1, 2011, by and among Pebblebrook Hotel Trust and Pebblebrook Hotel, L.P. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Raymond James & Associates, Inc. and Wells Fargo Securities, LLC as representatives of the several Underwriters listed on Schedule A attached thereto.

5.1	Opinion of Venable LLP, dated April 6, 2011, regarding the legality of the Common Shares.

8.1	Opinion of Hunton & Williams LLP, dated April 6, 2011, regarding certain tax matters.

23.1	Consent of Venable LLP (included in Exhibit 5.1 hereto).

23.2	Consent of Hunton & Williams LLP (included in Exhibit 8.1 hereto).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEBBLEBROOK HOTEL TRUST
Date: April 7, 2011	By:	/s/ Raymond D. Martz
Raymond D. Martz
Executive Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated April 1, 2011, by and among Pebblebrook Hotel Trust and Pebblebrook Hotel, L.P. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Raymond James & Associates, Inc. and Wells Fargo Securities, LLC as representatives of the several Underwriters listed on Schedule A attached thereto.

5.1	Opinion of Venable LLP, dated April 6, 2011, regarding the legality of the Common Shares.

8.1	Opinion of Hunton & Williams LLP, dated April 6, 2011, regarding certain tax matters.

23.1	Consent of Venable LLP (included in Exhibit 5.1 hereto).

23.2	Consent of Hunton & Williams LLP (included in Exhibit 8.1 hereto).